Exhibit 99

                             Press Release

                                 Dated

                            November 7, 2002










                              Press Release

Today's date: November 7, 2002                 Contact: Bill W. Taylor
Release date: Immediately                      Executive Vice President, C.F.O.
                                               (903) 586-9861

  Jacksonville Bancorp, Inc. Announces Earnings For Year Ended
                       September 30, 2002

     Jacksonville, Texas, November 7, 2002 - Jacksonville Bancorp, Inc. (NASDAQ: JXVL) the holding company of Jacksonville Savings Bank, SSB, of Jacksonville, Texas, today reported net income of $6.0 million, or $3.30 per share diluted, for the year ended September 30, 2002. This represents a 54% increase in earnings when compared to net earnings for the year ended September 30,2001, of $3.9 million or $2.06 per diluted share.

     Jerry Chancellor, President and C.E.O. stated, "The results for the year ended September 30, 2002, caps another profitable year for Jacksonville Bancorp, Inc. Earnings of $3.48 per share (basic) and $3.30 per share (diluted) show a 60% increase from earnings per share for the year ended September 30, 2001. Needless to say, these are gratifying results indeed. Our greatest percentage increase in income came from interest income on mortgage-backed securities, where we recorded an increase of $1.8 million, or 65%. We also saw a $2.1 million increase in interest on loans, an 11% increase as compared to the prior year."

     "Even though deposits increased $93.6 million during the year, we were actually able to decrease total interest expense as compared to the prior year by $231,000 because of lower interest rates paid on deposits and a reduction in FHLB advances of $23.0 million. Net interest income after provision for loan losses increased by $4.0 million to $14.2 million, a 40% increase over the prior year."

     Total non-interest income for Jacksonville Bancorp, Inc., increased $188,000 to $2.6 million, as compared to $2.4 million for the year ended September 30, 2001. The biggest single contributor to non-interest income was income from fees of $2.3 million as compared to $1.9 million for the prior year. These fees primarily consisted of fees on checking accounts. This increase was offset by $247,000 reduction in income from real estate operations, net primarily due to reduced gains on the sales of real estate and increased expenses related to real estate development.

     Non-interest expense increased by $1.1 million to $7.7 million for the year, as compared to $6.6 million for the year ended September 30, 2001. The biggest contributors to non-interest expense were compensation and benefits, which increased by $412,000 to $4.7 million from the prior period, and other expenses which increased by $333,000 to $1.8 million.

     At September 30, 2002, assets totaled $425.2 million, liabilities totaled $386.0 million, and stockholders' equity amounted to $39.2 million.

     Jacksonville Bancorp, Inc.'s wholly-owned subsidiary, Jacksonville Savings Bank, SSB, operates from its headquarters in Jacksonville, Texas, and through its eight branch, East Texas office network in Tyler (2), Longview
(2), Palestine, Athens, Rusk, and Carthage.




                                           JACKSONVILLE BANCORP, INC.
                                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                          SEPTEMBER 30, 2002 AND 2001




                                                                   2002                   2001
                                                             --------------          -------------
                                               ASSETS

 Cash on hand and in banks                                   $    3,957,183          $   2,803,804
 Interest-bearing deposits                                       11,395,212             10,835,214
 Investment securities:
  Held-to-maturity, approximate fair value of
   $8,115,888 and $4,583,475, respectively                        8,005,603              4,500,000
  Available-for-sale, carried at fair value                      29,208,330             14,272,940
 Mortgage-backed securities:
  Held-to-maturity, approximate fair value of
   $37,735,916 and $14,674,721, respectively                     37,687,649             14,602,621
  Available-for-sale, carried at fair value                      52,037,400             44,255,301
 Loans receivable, net                                          265,090,618            246,431,572
 Accrued interest receivable                                      2,928,855              2,726,856
 Foreclosed real estate, net                                         87,006                 63,107
 Premises and equipment, net                                      5,361,276              4,781,968
 Stock in Federal Home Loan Bank of Dallas, at cost               3,168,100              2,613,200
 Investment in real estate                                        1,211,730              1,175,974
 Mortgage servicing rights                                          652,331                597,538
 Intangible assets, net                                           3,514,562                      -
 Other assets                                                       944,536              1,334,257
                                                             --------------          -------------
     Total assets                                            $  425,250,391          $ 350,994,352
                                                             ==============          =============

                           LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
 Deposits                                                    $  353,896,248          $ 260,303,927
 Advance from Federal Home Loan Bank                             25,129,010             48,107,774
 Advances from borrowers for taxes and insurance                  4,023,222              4,059,632
 Accrued expenses and other liabilities                           2,993,354              2,538,562
                                                             --------------          -------------
     Total liabilities                                          386,041,834            315,009,895


STOCKHOLDERS' EQUITY
 Preferred stock, no par value, 5,000,000
  shares authorized; none issued                                          -                      -
 Common stock, $.01 par value, 25,000,000
  shares authorized; 2,738,569 and 2,705,395
  shares issued; 1,761,824 and 1,835,835
  shares outstanding in 2002 and 2001, respectively                  27,386                 27,053
 Additional paid-in capital                                      23,427,329             23,045,963
 Retained earnings, substantially restricted                     32,310,194             27,189,042
 Accumulated other comprehensive income, net of tax                 376,658                401,315
 Less:
    Treasury stock, at cost (976,745 and
     869,560 shares, respectively)                              (16,015,455)           (13,675,620)
    Shares acquired by Employee Stock Ownership Plan               (917,555)              (989,367)
    Shares acquired by Management Recognition Plan                        -                (13,929)
                                                             --------------          -------------
     Total stockholders' equity                                  39,208,557             35,984,457
                                                             --------------          -------------
         Total liabilities and stockholders' equity          $  425,250,391          $ 350,994,352
                                                             ==============          =============





                                            JACKSONVILLE BANCORP, INC.
                                       CONSOLIDATED STATEMENTS OF EARNINGS
                                  YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000


                                                    2002                 2001                  2000
                                               --------------        ------------        --------------
INTEREST INCOME
  Loans receivable                             $   21,902,448        $ 19,772,106        $   18,556,989
  Mortgage-backed securities                        4,519,882           2,734,813             2,446,644
  Investment securities                             1,353,829           1,257,104             1,077,837
  Other                                               289,784             467,352               268,419
                                               --------------        ------------        --------------
      Total interest income                        28,065,943          24,231,375            22,349,889

INTEREST EXPENSE
  Deposits                                         11,984,928          11,535,088            10,058,508
  Interest on borrowings                            1,825,706           2,506,155             2,269,766
                                               --------------        ------------        --------------
      Total interest expense                       13,810,634          14,041,243            12,328,274
                                               --------------        ------------        --------------
      Net interest income                          14,255,309          10,190,132            10,021,615

PROVISION FOR LOSSES ON LOANS                         101,688              85,500                69,000
                                               --------------        ------------        --------------
  Net interest income after provision for
       losses on loans                             14,153,621          10,104,632             9,952,615

NONINTEREST INCOME
  Fee and deposit service charges                   2,329,149           1,949,946             1,369,985
  Real estate operations, net                         (31,333)            215,182               109,850
  Other                                               269,214             171,377               260,481
  Gain on sale of securities                                -              42,411                     -
                                               --------------        ------------        --------------
      Total noninterest income                      2,567,030           2,378,916             1,740,316

NONINTEREST EXPENSE
  Compensation and benefits                         4,674,496           4,262,859             4,061,053
  Occupancy and equipment                             940,610             802,974               751,964
  Amortization of intangibles                         157,795                   -                     -
  Insurance expense                                   111,680              96,532               115,889
  Other                                             1,787,173           1,454,245             1,280,162
                                               --------------        ------------        --------------
      Total noninterest expense                     7,671,754           6,616,610             6,209,068
                                               --------------        ------------        --------------

INCOME BEFORE TAXES ON INCOME                       9,048,897           5,866,938             5,483,863

TAXES ON INCOME
  Current                                           2,955,548           1,544,085             1,818,796
  Deferred                                            117,680             446,000                (6,000)
                                               --------------        ------------        --------------
       Total income tax expense                     3,073,228           1,990,085             1,812,796
                                               --------------        ------------        --------------
            Net earnings                            5,975,669           3,876,853             3,671,067
                                               ==============        ============        ==============
EARNINGS PER COMMON SHARE
  Basic                                        $         3.48        $       2.18        $         1.87
                                               ==============        ============        ==============
  Diluted                                      $         3.30        $       2.06        $         1.82
                                               ==============        ============        ==============





                                         JACKSONVILLE BANCORP, INC.
                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                               YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000



                                                                                                    Accumulated
                                                              Additional          Compre-              Other
                                             Common             Paid-in           hensive          Comprehensive
                                             Stock              Capital            Income          Income (Loss)
                                          -----------        ------------       -----------        -------------

Balance at September 30, 1999             $    26,760        $ 22,722,712                          $    (801,201)

 ESOP shares released                               -              20,072                                      -
 Accrual of management
   recognition plan awards                          -                   -                                      -
 Comprehensive income:
   Net earnings                                     -                   -         3,671,067                    -
   Other comprehensive income, net
     of tax, unrealized (loss) on
     securities available-for-sale                  -                   -           (99,651)             (99,651)
                                                                                -----------
       Comprehensive income                                                     $ 3,571,416
                                                                                ===========
 Dividends declared                                 -                   -                                      -
 Purchase of 212,500 Treasury shares                -                   -                                      -
                                          -----------        ------------                          -------------

Balance at September 30, 2000                  26,760          22,742,784                               (900,852)

 Exercise of stock options (29,423 shares)        293             261,072                                      -
 ESOP shares released                               -              42,107                                      -
 Accrual of management
   recognition plan awards                          -                   -                                      -
 Comprehensive income:
   Net earnings                                     -                   -       $ 3,876,853                    -
   Other comprehensive income, net
     of tax, unrealized gain on
     securities available-for-sale                  -                   -         1,302,167            1,302,167
                                                                                -----------
       Comprehensive income                                                     $ 5,179,020
                                                                                ===========
 Dividends declared                                 -                   -                                      -
 Purchase of 161,300 Treasury shares                -                   -                                      -
                                          -----------        ------------                          -------------

Balance at September 30, 2001             $    27,053        $ 23,045,963                          $     401,315
                                          ===========        ============                          =============






                                            JACKSONVILLE BANCORP, INC.
                                       CONSOLIDATED STATEMENTS OF EARNINGS
                                  YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000

                                                                                  Shares             Shares            Total
                                           Retained           Treasury           Acquired           Acquired        Stockholders'
                                           Earnings             Stock            by ESOP             by MRP            Equity
                                          -----------       -------------      ------------      --------------     ------------
Balance at September 30, 1999             $21,507,284       $ (7,771,886)      $(1,116,537)      $    (348,206)     $ 34,218,926

 ESOP shares released                               -                  -            60,991                   -            81,063
 Accrual of management
   recognition plan awards                          -                  -                 -             167,139           167,139
 Comprehensive income:
   Net earnings                             3,671,067                  -                 -                   -         3,671,067
   Other comprehensive income, net
     of tax, unrealized (loss) on
     securities available-for-sale                  -                  -                 -                   -           (99,651)
       Comprehensive income
 Dividends declared                          (967,395)                 -                 -                   -          (967,395)
 Purchase of 212,500 Treasury shares                -         (2,982,082)                -                   -        (2,982,082)
                                          -----------       -------------      ------------      --------------     ------------

Balance at September 30, 2000              24,210,956        (10,753,968)       (1,055,546)           (181,067)       34,089,067

 Exercise of stock options
  (29,423 shares)                                   -                  -                 -                   -           261,365
 ESOP shares released                               -                  -            66,179                   -           108,286
 Accrual of management
   recognition plan awards                          -                  -                 -             167,138           167,138
 Comprehensive income:
   Net earnings                             3,876,853                  -                 -                   -         3,876,853
   Other comprehensive income, net
     of tax, unrealized gain on
     securities available-for-sale                  -                  -                 -                   -         1,302,167
       Comprehensive income
 Dividends declared                          (898,767)                 -                 -                   -          (898,767)
 Purchase of 161,300 Treasury shares                -         (2,921,652)                -                   -        (2,921,652)
                                          -----------       -------------      ------------      --------------     ------------

Balance at September 30, 2001             $27,189,042       $(13,675,620)      $  (989,367)      $     (13,929)     $ 35,984,457
                                          ===========       =============      ============      ==============     ============




                                          JACKSONVILLE BANCORP, INC.
                               CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000
                                                  CONTINUED

                                                                                                Accumulated
                                                           Additional         Compre-             Other
                                         Common             Paid-in          hensive          Comprehensive
                                         Stock              Capital           Income          Income (Loss)
                                      -----------        ------------       -----------       -------------
Balance at September 30, 2001         $    27,053        $ 23,045,963                         $     401,315

 Exercise of stock options
  (33,174 shares)                             334             311,595                                     -
 ESOP shares released                                          69,770                                     -
 Accrual of management
   recognition plan awards                      -                   -                                     -
 Comprehensive income:
   Net earnings                                 -                   -         5,975,669                   -
   Other comprehensive income, net
     of tax, unrealized (loss) on
     securities available-for-sale              -                   -           (24,657)            (24,657)
                                                                            -----------
       Comprehensive income                                                 $ 5,951,012
                                                                            ===========
 Dividends declared                             -                   -                                     -
 Purchase of 107,185 Treasury shares            -                   -                                     -
                                      -----------        ------------                         -------------

Balance at September 30, 2002         $    27,387        $ 23,427,328                         $     376,658
                                      ===========        ============                         =============


                                                                                Shares              Shares            Total
                                         Retained            Treasury          Acquired            Acquired        Stockholders'
                                         Earnings              Stock           by ESOP              by MRP            Equity
                                        -----------        ------------       -----------       -------------      ------------
Balance at September 30, 2001           $27,189,042        $(13,675,620)      $  (989,367)      $     (13,929)     $ 35,984,457

 Exercise of stock options
  (33,174 shares)                                 -                   -                 -                   -           311,929
 ESOP shares released                             -                   -            71,812                   -           141,582
 Accrual of management
   recognition plan awards                        -                   -                 -              13,929            13,929

 Comprehensive income:

   Net earnings                           5,975,669                   -                 -                   -         5,975,669
   Other comprehensive income, net
     of tax, unrealized (loss) on
     securities available-for-sale                -                   -                 -                   -           (24,657)
       Comprehensive income
 Dividends declared                        (854,517)                  -                 -                   -          (854,517)
 Purchase of 107,185 Treasury
  shares                                          -          (2,339,835)                -                   -        (2,339,835)
                                        -----------        ------------       -----------       -------------      ------------

Balance at September 30, 2002           $32,310,194        $(16,015,455)      $  (917,555)      $           -      $ 39,208,557
                                        ===========        ============       ===========       =============      ============







                                       JACKSONVILLE BANCORP, INC.
                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000


                                                               2002                 2001                   2000
                                                           -----------        --------------        ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                $ 5,975,669        $    3,876,853        $      3,671,067
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Depreciation                                                484,585               339,770                 317,868
   Amortization/accretion of securities                        135,524               146,516                  79,783
   Amortization of intangibles                                 157,795                     -                       -
   Provision for losses on loans                               101,688                85,500                  69,000
   Loans originated for sale                               (39,208,136)          (20,932,788)            (20,875,987)
   Loans sold                                               39,208,136            20,932,788              20,875,987
   Net gain on sale of investment securities                         -               (42,316)                      -
   Net gain on sale of other real estate                        (6,467)             (188,917)                (27,508)
   Net gain on sale of non-foreclosed real estate              (12,955)              (36,539)                      -
   Accrual of MRP awards                                        13,929               167,138                 167,139
   Release of ESOP shares                                      141,582               108,286                  81,063
   Change in assets and liabilities:
     Decrease (increase) in other assets                       389,723            (1,177,451)                (28,755)
     Increase  (decrease) in accrued
      expenses and other liabilities                           483,227             1,020,777                (256,844)
     Decrease in deferred income                               (15,729)              (20,310)                (73,116)
     Decrease (increase) in mortgage servicing rights          (54,793)               27,967                 (37,952)
     Increase in accrued interest receivable                  (201,999)             (203,107)               (269,591)
                                                           -----------        --------------        ----------------
       Net cash provided by operating activities             7,591,779             4,104,167               3,692,154

CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds on maturity of investment securities              33,560,977            18,373,775               3,082,075
 Proceeds from sale of investment securities                         -             1,021,668                       -
 Proceeds from sale of property, plant, and equipment          171,140                     -                   5,500
 Purchase of investment securities                         (52,030,000)          (15,500,000)             (6,388,617)
 Net principal payments/originations on loans              (18,812,416)          (19,444,687)            (10,598,344)
 Proceeds from sale of foreclosed real estate                   34,250                67,550                 192,610
 Purchase of mortgage-backed securities                    (67,527,420)          (46,965,170)               (569,446)
 Principal paydowns on mortgage-backed securities           36,515,434            22,051,666               5,252,444
 Capital expenditures                                       (1,222,078)             (276,063)               (586,145)
 Purchase of stock in FHLB Dallas                             (554,900)             (456,700)               (182,100)
 Premium on acquisition of Carthage branch                  (3,672,357)                    -                       -
 Investment in real estate                                     (35,756)               69,996                (533,174)
                                                           -----------        --------------        ----------------
       Net cash used in investing activities               (73,573,126)          (41,057,965)            (10,325,197)

CASH FLOWS FROM FINANCING ACTIVITIES
 Net increase in deposits                                   93,592,321            39,537,683               5,557,040
 Decrease in advance payments by
     borrowers for property taxes and insurance                (36,410)              (14,285)                (21,508)
 Advances from FHLB                                         31,000,000            43,000,000              15,000,000
 Payment of FHLB advances                                  (53,978,764)          (35,892,226)             (9,000,000)
 Proceeds from exercise of stock options                       311,929               261,365                       -
 Purchase of Treasury stock                                 (2,339,835)           (2,921,652)             (2,982,082)
 Dividends paid                                               (854,517)             (898,767)               (967,395)
                                                           -----------        --------------        ----------------
       Net cash provided by financing activities            67,694,724            43,072,118               7,586,055
                                                           -----------        --------------        ----------------
       Net increase in cash and cash equivalents             1,713,377             6,118,320                 953,012

CASH AND CASH EQUIVALENTS
 Beginning of year                                          13,639,018             7,520,698               6,567,686
                                                           -----------        --------------        ----------------
 End of year                                               $15,352,395        $   13,639,018        $      7,520,698
                                                           ===========        ==============        ================
